united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-06445

Herzfeld Credit Income Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave, Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

With Copies to:

Joseph V. Del Raso, Esq.

Troutman Pepper Locke LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: June 30

Date of reporting period: July 1, 2024 – June 30, 2025

Item 1. Reports to Stockholders.

(a)

Herzfeld
ADVISORS

Herzfeld Credit Income Fund, Inc.

NASDAQ: HERZ

Annual Report
June 30, 2025

Herzfeld Credit Income Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor

Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent
and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Custodian

Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Counsel

Troutman Pepper Locke LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The primary investment objective of Herzfeld Credit Income Fund, Inc. (formerly, The Herzfeld Caribbean Basin Fund, Inc.) (the “Fund”) is maximizing risk adjusted total returns with a secondary investment objective of generating high current income. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs”, that are collateralized by a portfolio consisting primarily of below investment grade (i.e, “junk”) U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The equity and junior debt tranches of CLOs are generally the first tranches to absorb losses with respect to the underlying loans. Under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit-related instruments (see the section titled “Investment Objectives and Policies” for additional details regarding the Fund’s investment objectives and principal investment strategies).

The investment results and performance contained in this annual report reflect the investment results of the Fund under its prior investment strategy.

Listed NASDAQ Capital Market
Symbol: HERZ (formerly CUBA)

Letter to Stockholders (unaudited)

Thomas J. Herzfeld
Chair Emeritus and Founder

Dear Fellow Stockholders,

We are pleased to present our annual report for the fiscal year ended June 30, 2025. On that date, the net asset value (“NAV”) of Herzfeld Credit Income Fund, Inc. (formerly, The Herzfeld Caribbean Basin Fund, Inc.) (the “Fund”) (Nasdaq: HERZ) was $2.65 per share.1 The Fund’s share price closed the period at $2.5284 per share. Over the period, the discount to NAV narrowed from -24.19% to -4.59%. The total investment return, adjusted for distributions, was 0.09% based on NAV per share and 29.53% based on market value per share.

On June 18, 2025, The Herzfeld Caribbean Basin Fund, Inc. announced that the Fund’s stockholders approved the Fund’s conversion from its current investment strategy to focus on a “CLO Equity Strategy.” The approval was voted for at a Special Meeting of Stockholders held on June 17, 2025, with approximately 96% of the votes cast in favor of the change.

With this change, effective July 1, 2025, the Fund’s primary investment objective changed to a total return strategy with a secondary objective of generating high current income for stockholders. In accordance with the change in investment objective, the Fund will focus on investing in equity and junior debt tranches of collateralized loan obligations, or “CLOs.” CLOs are portfolios of collateralized loans consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

The Fund announced on July 2, 2025 that it changed its name to Herzfeld Credit Income Fund, Inc. and that effective on or about July 7, the Fund would continue to trade on NASDAQ under the new ticker symbol HERZ.

Portfolio

The announcement of Liberation Day tariffs by the Trump administration on April 2nd caused many of the Fund’s portfolio holdings to decline. We took a defensive approach ahead of the announcement, based upon the administration’s signaling of tariffs to come, adding hedges via ETFs and trimming exposure to tariff-exposed industries. We did not foresee, however, the scope and size of tariffs announced on April 2nd and moved to further derisk the Fund following the announcement.

[1]

Note that effective July 1, 2025, the Fund changed its name, ticker symbol and investment strategy. This Stockholder Letter reflects activity during the prior fiscal year while the Fund was operating under its prior name (The Herzfeld Caribbean Basin Fund, Inc.) and investment strategy.

Letter to Stockholders (unaudited) (continued)

Erik M. Herzfeld
President and
Portfolio Manager

Although the Board of Directors and stockholders of the Fund approved a change in strategy for the Fund, we continued to maintain the Fund’s portfolio under its Caribbean Basin investment strategy during the period covered by this annual report while at the same time planning for the shift in investment strategy to be implemented beginning July 1, 2025 (the “Transition Date”). During the period leading up to the Transition Date, we believed the uncertainty created by the ongoing negotiations of tariff agreements with countries around the world required that we maintain a cautious approach. As such we continued our defensive posture throughout the period.

The top performer over the Fund’s fiscal year was Royal Caribbean Cruises LTD (RCL), which gained 96.28% until we liquidated it from the portfolio. RCL has been the best performing cruise line coming out of the pandemic, leapfrogging Carnival Corp (CCL) as the largest cruise line operator by market cap. Before the pandemic, RCL’s peak market cap was $29b versus $51b for CCL. Now RCL has a market cap of $85b versus $36b for CCL, as the company’s lower comparable debt load and investment grade rating has helped it outperform its peers.

Another positive contributor to performance was SBM Offshore NV (SBMO NA), which gained 81.53%. The oil services company continued to see significant revenue growth from Guyana as ExxonMobil expanded its relationship with SBMO to increase its operations in the Caribbean. The company has been buying back shares and recently reported strong revenue growth of 27% year-over-year. The company also signed an agreement with Microsoft to develop carbon-free floating power solutions. The company appears poised for future growth but we plan to liquidate the holding due to the change in strategy of the Fund.

MasTec Inc. (MTZ) was another strong performer over the fiscal period gaining 57.55% before being liquidated from our Fund. MTZ had seen revenue growth slow over the last few years but growth appears to be returning for the infrastructure contractor from projects related to data center and AI energy needs, along with pipeline, communications, and utility expansions.

The worst performer over the fiscal period was Fuego Enterprises Inc (FUGI) which declined 90%. The small position which trades infrequently recently traded at $0.001 effectively pricing the holding at $328. We were able to sell 151,616 shares at $0.005 over the fiscal year, thereby realizing losses in the holding. The losses will offset some of the expected realized gains that will be generated as we liquidate holdings and implement the strategy change. We plan to continue to liquidate the position when there are bids in the market.

Grupo Elektra SAB de CV (ELEKTRA* MM) was another holding that struggled, declining 65.96%. The initial decline was due to litigation between the controlling stockholder of ELEKTRA and Astor Asset Management. The shares have bounced off the lows as a proposal to take ELEKTRA private was approved. The shares still remain well

Letter to Stockholders (unaudited) (continued)

Ryan M. Paylor
Portfolio Manager

below the highs prior to the litigation but with the approval of the company to go private, there is limited upside to the shares from the June fiscal year close. We will continue to liquidate the holding as we transition to the new strategy.

New Fortress Energy’s (NFE) struggles continued as the liquefied natural gas infrastructure company declined 65.22% for the fiscal year period. We exited the position before the company saw further market declines due to poor earnings and the sale of one of its better performing assets in Jamaica. The company has struggled due to delays in major products and a sizable debt load. The project delays have delayed revenues that were expected to help pay for the company’s substantial debt burden.

Fund Transition

As we indicated in our proxy filings, we expect the portfolio rebalance to the new strategy to take approximately 3 to 6 months. That process began on the Transition Date and is ongoing.

We, however, expect some legacy holdings from The Herzfeld Caribbean Basin Fund to remain due to illiquidity. It is our plan to exit those positions when possible and to reinvest in income producing holdings associated with the new fund objective. Of those positions, many are valued at or close to zero, so there will be limited to no effect on the NAV upon exit. The lone illiquid position with significant value is Evermore Bank, which continues to see growth well ahead of the expectations we had when we first made our investment in the company. The position is currently valued at $2,040,000 which we foresee being the lone legacy holding in HERZ going forward with significant market value. Because the position is restricted from trading and is also non-income producing, it is our goal to exit the position as soon as reasonably practicable to redeploy into income producing assets, per the new fund objective and strategy.

Outlook

We can’t help but feel nostalgic as the sun sets on the more than 30-year run of The Herzfeld Caribbean Basin Fund, Inc. During that long history, we weathered many changes in the geo-political environment, a global pandemic, bull and bear markets, and a myriad of other challenges. What remained constant was our focus on managing the Fund for the benefit of our stockholders, always looking forward to the opening of US-Cuba relations. We are proud of our stewardship over those many years and appreciate the support of our many long-time stockholders. We also appreciate the many years of guidance of the Fund’s Chairman Emeritus, Tom Herzfeld. His commitment over those many years has established a standard of excellence to which we aspire for the next 30 years and beyond.

Now we begin a new journey with Herzfeld Credit Income Fund, Inc. We are excited to begin this journey alongside our stockholders as we tap into the core expertise of Thomas

Letter to Stockholders (unaudited) (continued)

Cecilia Gondor
Chairperson

J. Herzfeld Advisors, Inc. as specialists in credit investing. We believe strongly that the CLO equity market is one that is positioned to provide income and growth to the Fund and its stockholders.

For the immediate future, the outlook in demand for CLO paper continues to remain robust, particularly AAA and investment grade tranches, supported by institutional demand and growing ETF participation. Credit fundamentals remain stable and defaults are low. The persistent spread compression in the AAA-BB rated tranches positions CLO equity, our primary focus, to benefit from lower liability costs and potentially higher yields.

CLO issuance volumes have remained strong, with year-to-date 2025 issuance pacing over 20% ahead of the same period in 2024. We expect continued steady issuance volumes, but with a higher proportion of resets and refinancings as opposed to new money deals. Strong CLO issuance has collided with limited net loan supply, creating a competitive environment for managers to source paper.

The loan market has been the primary driver of CLO performance in 2025. A significant amount of loans are now trading above par, and repricing activity continues to pick up, particularly as M&A activity rebounds and demand for floating-rate assets stays strong. These trends have supported both primary and secondary market strength. Unless broader macro volatility returns, we expect loan spreads to remain tight as the economy has remained fairly resilient in the face of major policy changes coming out of the federal government.

In terms of rates, our base case is that rates will stay higher for longer. If the Fed is to cut rates, it could result in lower income to the equity tranche but also could lower liability costs and default risks which could improve arbitrage dynamics and act as a catalyst for refinancing and reset activity. In a stable rate environment, carry remains attractive. If rates fall, the embedded optionality through refi/reset activity could provide potential upside.

CLO equity performance is increasingly tied to a manager’s ability to trade proactively and optimize portfolio positioning. As such, in this environment, manager quality is especially important. We believe that we are positioned to take advantage of these market dynamics and look forward to completing the portfolio turnover over the next few months.

Letter to Stockholders (unaudited) (continued)

Largest Allocations

The following tables present our largest investment and geographic allocations1 as of June 30, 2025.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets

Money Market	80.53%	Federated Hermes Government
Netherlands	7.63%	Obligations Fund	80.53%
United States of America	4.61%	SBM Offshore N.V.	7.63%
Panama	1.77%	Evermore Bank	4.55%
Cayman Islands	1.53%	Banco Latinoamericano de Comercio
Puerto Rico	1.50%	Exterior, S.A	1.77%
Bermuda	1.36%	Caribbean Utilities Ltd.	1.53%
Mexico	0.92%	Margo Caribe, Inc.	1.50%
Other assets in excess of liabilities	0.15%	Norwegian Cruise Line Holdings Ltd. Grupo Elektra, S.A.B. De C.V.	1.36% 0.85%
	100.00%	Grupo Radio Centro. S.A.B. De C.V.	0.08%
		Waterloo Investment Holdings Ltd.	0.05%

Thomas J. Herzfeld Chairman Emeritus and Founder	Erik M. Herzfeld President and Portfolio Manager	Ryan M. Paylor Portfolio Manager	Cecilia Gondor Chairperson

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The commentary is intended to assist stockholders in understanding our performance during the fiscal year ended June 30, 2025. The views and opinions in this letter were current as of August 29, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur, and other factors may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s future financial or business performance, strategies or expectations. Nothing herein should be relied upon as a representation as to the future performance or portfolio

[1]	Geographic allocation is determined by the issuer’s legal domicile.

Letter to Stockholders (unaudited) (continued)

holdings of the Fund. We undertake no duty to update any forward-looking statement made herein. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Investment Results (unaudited)

Average Annual Total Returns*
(For the years ended June 30, 2025)**

	One Year	Five Year	Ten Year
Herzfeld Credit Income Fund, Inc. (formerly, The Herzfeld Caribbean Basin Fund)
Net asset value per share	0.09%	2.05%	-0.67%
Market value per share	29.53%	9.14%	-1.62%

S&P 500® Index***	15.16%	16.64%	13.65%
MSCI Emerging Markets ex Asia Index ****	17.57%	8.30%	2.84%

Total annual operating expenses, as disclosed in the Fund’s N-2 dated May 20, 2024, as amended June 27, 2024, were 3.45% of average daily net assets. During the fiscal year ended June 30, 2025, the Adviser voluntarily waived its management fee by 10 basis points (from 1.45% to 1.35%) in support of the Fund’s initiative to attempt to reduce the stock price discount to net asset value. Effective November 22, 2023, the Adviser has further agreed to voluntarily waive its management fee on the Fund’s net assets in excess of $30 million by an additional ten (10) basis points. Accordingly, the Adviser’s management fee after the voluntary waivers is (i) 1.35% of the Fund’s assets up to and including $30 million and (ii) 1.25% of the Fund’s assets in excess of $30 million. Additional information pertaining to the Fund’s expense ratios as of June 30, 2025 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (305) 777-1660.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The Average Annual Total Returns presented in the table above reflect the Fund’s performance under its prior investment objective and investment strategy. Effective July 1, 2025, the Fund’s investment objectives have changed to a primary objective of maximizing risk adjusted total returns and a secondary investment objective of generating high current income. The Fund’s strategy has changed to primarily investing in junior and equity tranches of CLOs. The performance presented represents past results achieved under the Fund’s prior investment strategy and are not reflect the current investment strategy of the Fund.

***

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

****

The MSCI Emerging Markets ex Asia Index (the “Index”) captures large and mid cap representation across 15 Emerging Markets countries (Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, Mexico, Peru, Poland, Qatar, Saudi Arabia, South Africa, Turkey and United Arab Emirates). With 239 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country excluding Asia. The index is representative

Investment Results (unaudited) (continued)

of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. See “Stockholder Information” beginning on page 39 for this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Investment Results (unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
Herzfeld Credit Income Fund, Inc. (at Market Value), the S&P 500® Index
and the MSCI Emerging Markets ex Asia Index

The chart above assumes an initial investment of $10,000 made on June 30, 2015 and held through June 30, 2025. The S&P 500® Index and the MSCI Emerging Markets ex Asia Index are widely recognized unmanaged indexes of equity securities and each is representative of a broader equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a stockholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 800-TJH-FUND (800-854-3863). You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Schedule of Investments as of June 30, 2025

Shares or Principal Amount	Description	Fair Value
Common Stocks — 19.32% of net assets

Banking and Finance — 6.32%
19,711	Banco Latinoamericano de Comercio Exterior, S.A.	$794,353
170,000	Evermore Bank*[1]	2,040,000

Communications — 0.08%
327,559	Fuego Enterprises, Inc.*	328
207,033	Grupo Radio Centro S.A.B. de C.V.*[1]	35,300

Construction and Related — 0.00%
20	Ceramica Carabobo Class A ADR*[1]	—

Investment Companies — 0.05%
70,000	Waterloo Investment Holdings Ltd.*[1]	24,500

Leisure — 1.36%
30,000	Norwegian Cruse Line Holdings Ltd.*	608,400

Oil & Gas Services & Equipment — 7.63%
129,000	SBM Offshore N.V.	3,418,728

Retail — 0.85%
19,062	Grupo Elektra, S.A.B. de C.V. Series CPO*	378,857

Utilities — 1.53%
52,040	Caribbean Utilies Ltd. Class A	686,928
700	Cuban Electric Company*[1]	—

Other — 1.50%
55,921	Margo Caribe, Inc.*	671,052
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $5,887,167)		8,658,446

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2025

Shares or Principal Amount	Description	Fair Value
Bonds — 0.00% of net assets
$165,000	Republic of Cuba — 4.5%, 1977 - in default*[1]	$—

Total bonds (cost $63,038)		—

Money Market Funds — 80.53%
36,068,150	Federated Hermes Government Obligations Fund, Institutional Class, 4.20%[2]	36,068,150

Total money market funds (cost $36,068,150)		36,068,150

Total investments (cost $42,018,355) — 99.85% of net assets		$44,726,596

Other assets in excess of liabilities — 0.15% of net assets		69,609

Net assets — 100%		$44,796,205

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2025

The investments are concentrated in the following geographic regions3 (as percentages of net assets)(unaudited):

Money Market	80.53%
Netherlands	7.63%
Other, individually under 5%**	11.84%
100.00%

[1]

Securities have been fair valued in good faith, by the Adviser as “valuation designee,” using fair value methodology approved by the Board of Directors. Fair valued securities comprised 4.69% of net assets.

[2]	Rate disclosed is the seven day effective yield as of June 30, 2025.
[3]	Geographic allocation is determined by the issuer’s legal domicile.
*	Non-income producing
**	Amount includes other assets in excess of liabilities of 0.15%.

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of June 30, 2025

ASSETS

Investments in securities, at fair value (cost $42,018,355) (Notes 2 and 3)		$44,726,596
Foreign currencies, at value (cost $5,554)		7,378
Dividends receivable		95,548
Deferred offering costs (shelf) (Note 7)		70,831
Other assets		51,071

TOTAL ASSETS		44,951,424

LIABILITIES

Accrued investment adviser fee (Note 4)	$45,724
Accrued professional fees	87,571
Accrued administrator fees	6,674
Accrued other expenses	15,250

TOTAL LIABILITIES		155,219

NET ASSETS (Equivalent to $2.65 per share based on 16,908,652 shares outstanding)		$44,796,205

Net assets consist of the following:
Common stock, $0.001 par value; 100,000,000 shares authorized; 16,908,652 shares issued and outstanding
Paid-in capital		32,955,874
Accumulated earnings		11,840,331

NET ASSETS		$44,796,205

See accompanying notes to the financial statements.

Statement of Operations For the Year Ended June 30, 2025

INVESTMENT INCOME

Dividends (net of foreign withholding tax of $27,637)		$1,130,656
Total investment income		1,130,656

EXPENSES

Investment adviser fees (Note 4)	$706,143
Legal fees	402,017
Director fees	137,000
Tender offer fees (Note 7)	96,111
Compliance and operational support services fees (Note 4)	79,170
Administration fees (Note 4)	79,066
Proxy mailing and filing fees	56,751
Audit fees	40,932
Printing and postage fees	36,489
Listing fees	34,883
Transfer agent fees	32,933
Insurance fees	28,862
Quarterly distribution fees	25,605
Custodian fees	7,850
Other fees	43,627
Total expenses		1,807,439
Fees voluntarily waived by investment adviser		(67,441)
Net operating expenses		1,739,998

NET INVESTMENT LOSS		(609,342)

NET REALIZED AND CHANGE IN UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments and foreign currency	13,140,211
Change in unrealized appreciation/depreciation on investments and foreign currency	(11,424,044)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY		1,716,167

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$1,106,825

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(609,342)	$(543,384)
Net realized gain on investments and foreign currency	13,140,211	1,820,929
Change in unrealized appreciation/depreciation on investments and foreign currency	(11,424,044)	362,656

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,106,825	1,640,201

DISTRIBUTIONS TO STOCKHOLDERS
From earnings	(3,655,109)	(1,896,602)
Return of capital	(3,655,104)	(4,479,318)

TOTAL DISTRIBUTIONS	(7,310,213)	(6,375,920)

CAPITAL TRANSACTIONS
Proceeds from rights offering of 9,000,000 shares of newly issued common stock, respectively (Note 7)	—	20,507,085
Reinvestment of distributions, 1,921,835 and 1,345,037 shares issued, respectively	4,681,540	3,387,902
Payments for 827,416 and 1,681,477 shares repurchased, respectively	(2,727,866)	(5,688,941)
NET INCREASE IN NET ASSETS FROM COMMON STOCK TRANSACTIONS	1,953,674	18,206,046

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,249,714)	13,470,327

NET ASSETS

Beginning of year	49,045,919	35,575,592

End of year	$44,796,205	$49,045,919

See accompanying notes to the financial statements.

Financial Highlights

	Year Ended June 30
	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$3.10	$4.98	$4.63	$7.06	$4.76

Operations:
Net investment loss [1]	(0.04)	(0.05)	(0.06)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investment	0.11	0.24	1.19	(1.07)	3.04
Total from investment operations	0.07	0.19	1.13	(1.21)	2.91

Less distributions to stockholders from:
Net realized gains	(0.23)	(0.12)	(0.10)	(0.23)	—
Return of capital	(0.23)	(0.29)	(0.59)	(0.83)	(0.62)
Total distributions	(0.46)	(0.41)	(0.69)	(1.06)	(0.62)

Anti-dilutive effect due to common stock repurchases	—	0.01	0.01	0.01	0.01
Dilutive effect due to dividend reinvestment	(0.06)	(0.07)	(0.10)	(0.17)	—
Dilutive effect due to rights offering	—	(1.60)	—	—	—
Net asset value, end of year	$2.65	$3.10	$4.98	$4.63	$7.06
Per share market value, end of year	$2.53	$2.35	$3.95	$4.01	$6.27

Total Investment return based on market value per share[2]	29.53%	(30.60)%	16.24%	(22.50)%	91.31%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$44,796	$49,046	$35,576	$30,344	$41,147
Ratio of expenses to average net assets after waiver	3.57%	3.08%[3]	3.35%	3.47%	3.15%[4]
Ratio of expenses to average net assets before waiver	3.71%	3.21%[3]	3.45%	3.57%	3.25%[4]
Ratio of net investment loss to average net assets after waiver	(1.25)%	(1.22)%[3]	(1.30)%	(2.17)%	(2.14)%[4]
Portfolio turnover rate	28%	25%	7%	9%	12%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.
[2]

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

[3]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.15% (Note 7).
[4]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.06% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND RELATED MATTERS

Herzfeld Credit Income Fund, Inc. (formerly, The Herzfeld Caribbean Basin Fund, Inc.) (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund was listed on the NASDAQ Capital Market as “CUBA” and now trades under the symbol “HERZ.”

The Fund’s primary investment objective is maximizing risk adjusted total returns and its secondary investment objective is generating high current income. Prior to July 1, 2025, the Fund’s investment objective was to obtain long-term capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade (such loans are commonly referred to as “junk”) U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.”

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Accordingly, under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit-related instruments.

The Fund’s 80% policy with respect to investments in credit-related instruments is not fundamental and may be changed by the Board without prior approval of our stockholders. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy. For a more detailed discussion of the Fund’s investment objectives, principal investment strategies, investment policies, and principal risks, see the section of this Annual Report titled “Stockholder Information - Investment Objectives and Policies.”

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights. See Subsequent Events in Note 9.

Notes to Financial Statements (continued)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the input market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy

Notes to Financial Statements (continued)

within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in good faith, by the Adviser, as “valuation designee” under the oversight of the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$328	$—	$2,064,500	$2,064,828
Netherlands	3,418,728	—	—	3,418,728
Panama	794,353	—	—	794,353
Cayman Islands	686,928	—	—	686,928
Puerto Rico	671,052	—	—	671,052
Bermuda	608,400	—	—	608,400
Mexico	378,857	—	35,300	414,157
Bonds
Cuba	—	—	—	—
Money Market Funds	36,068,150	—	35,300	36,068,150
Total Investments in securities	$42,626,796	$—	$2,099,800	$44,726,596

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Evermore Bank, Grupo Radio Centro SAB de CV, Siderurgica Venezolana Sivensa S.A., Waterloo Investment Holdings Ltd. and Republic of Cuba 4.5% bond.

Notes to Financial Statements (continued)

Quantitative Information Regarding Internally Priced Assets and Liabilities:

The following table presents quantitative information about significant unobservable inputs used in Level 3 fair value measurements that are developed internally by the Fund as of June 30, 2025:

Assets:	Current Period 6/30/25	Valuation Technique	Valuation Input	Input Range/ Used
Waterloo Investment Holdings Limited	$24,500	Company Financial Statements	BuyBack Program	0-25%(0%)
Management Assumptions
Ceramica Carabobo SACA ADR	$—	Management Assumptions	Regulatory Restrictions	90-100%(100%)

Siderurgica Venezolana Sivensa, S.A.	$—	Management Assumptions	Regulatory Restriction	90-100%(100%)

Cuban Electric Company	$—	Management Assumptions	Liquidity Discount	90-100%(100%)

Republic of Cuba 4.5% due 1977	$—	Management Assumptions	Regulatory Restriction	90-100%(100%)

Grupo Radio Centro SAB de CV	622,506 MXN	Management Assumptions	Regulatory Restriction	20-40%/20%

Evermore Bank	$2,040,000	Market Comparables	Price/Book Revenue Growth Net Interest Margin MCAP/Revenue	0.62-2.0%(2.0%)

Level 3
Balance as of 6/30/24	$2,069,292
Purchases	—
Sales	(1,016)
Realized gain/(loss)	(45,849)
Change in unrealized gain/(loss)	42,401
Transfer In	35,300
Transfer Out	(328)
Balance as of 6/30/25	$2,099,800

Notes to Financial Statements (continued)

Under procedures approved by the Board of Directors, the Adviser provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when determining a fair value. The Adviser may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. A discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Adviser employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

The Fund adopted policies to comply with Rule 2a-5 under the 1940 Act, which establishes a regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Fund’s Board of Directors designated the Adviser as the Fund’s “Valuation Designee” to make fair value determinations.

Investments in Money Market Funds

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2025, the Fund had 80.53% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. The annual report, along with the report of the independent registered public accounting firm is included in the money market fund’s N-CSR available at www.sec.gov. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund, as investors in money market funds, indirectly bear the fees and expenses of those funds, which are in addition to the fees and expenses of the Fund.

Notes to Financial Statements (continued)

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex- dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, Fifth Third Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions,

Notes to Financial Statements (continued)

the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Under a managed distribution policy (the “Policy”), for the fiscal year ended June 30, 2025, the Fund paid distributions to stockholders at an annual rate set at 15% of the Fund’s NAV on June 30, 2024. Distributions under the Policy may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

The 15% annual rate of distribution is payable quarterly, semi-annually or annually and is reviewed by the Board each quarter. This allows the Fund to maintain its 15% annual distribution of NAV but provide flexibility in determining the timing of those distributions in order to account for required year-end regulatory distributions of capital gains necessary to maintain the Fund’s status as a “regulated investment company” (RIC). The Fund cannot predict what effect, if any, the Policy will have on the market price of its shares or whether such market prices will reflect a greater or lesser discount to net asset value as compared to the period prior to the Board’s amendment of the Policy or before its adoption.

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the fiscal year ended June 30, 2025, a distribution from return of capital of $0.23250 per share was declared on December 31, 2024, and capital gain dividend on May 23, 2025. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Derivatives Risk Management Program

The Fund adopted policies and procedures to comply with Rule 18f-4 under the 1940 Act, which limits the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and when applicable, appoint a derivatives risk manager.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995, and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in

Notes to Financial Statements (continued)

default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, an application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2025, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of June 30, 2025, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 170,000 shares of Evermore Bank purchased for $2,040,000 on June 21, 2024, which are currently segregated and restricted from transfer. As of June 30, 2025, the position was valued at $2,040,000 under procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

Thomas J. Herzfeld Advisors, Inc. (the “Adviser”), is the Fund’s investment Adviser and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the fiscal year ended June 30, 2025, amounted to $706,143, before the waiver described below. Mr. Thomas J. Herzfeld is the owner of the Adviser.

The Adviser has agreed to voluntarily waive its management fee by ten basis points, in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV. Effective November 22, 2023, the Adviser further agreed to voluntarily waive its management fee on the Fund’s net assets in excess of $30 million by an additional ten (10) basis points. Accordingly, from November 22, 2023 until July 1, 2025, the Adviser’s management fee after the voluntary waivers was (i) 1.35% of the Fund’s assets up to and including $30 million and (ii) 1.25% of the Fund’s assets in excess of $30 million. For the fiscal year ended June 30, 2025, the Adviser waived fees in the amount of $67,441. On June 30, 2025, the Fund owed the Adviser $45,724.

On June 18, 2025, the Fund’s Stockholders approved an Amended and Restated Investment Advisory Agreement (the “Amended Agreement”) between the Fund and the Adviser, effective as of July 1, 2025. Under the Amended Agreement, the Fund will pay a management fee equal to an annual rate of 1.25% of the Fund’s Managed Assets (gross assets less non-investment liabilities) and an incentive fee equal to 10% of the Fund’s pre-incentive fee net investment income, for each calendar quarter subject to a 9.0% annualized hurdle rate, with a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. The “catch-up” portion of the Fund’s pre-incentive fee net investment

Notes to Financial Statements (continued)

income is the portion that exceeds the 2.25% hurdle rate but is less than or equal to 2.5% in any calendar quarter.

TMorgan Advisers, LLC (“TMA”) has been engaged by the Adviser to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. The fees charged by TMA for services to the Fund are billed directly to the Fund by TMA. Mr. Morgan is also an employee and officer of the Adviser. Compensation related to services provided to the Adviser by Mr. Morgan are paid directly by the Adviser in the form of wages. For the fiscal year ended June 30, 2025, the total compliance and operational support services fees paid or payable by the Fund to TMA amounted to $79,170.

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides stockholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Ultimus has subcontracted transfer agency services to Equiniti Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $79,066 for the fiscal year ended June 30, 2025.

The Fund has entered into an agreement with Fifth Third Bank N.A. to serve as the custodian for the Fund’s assets.

NOTE 5. INVESTMENT TRANSACTIONS

During the fiscal year ended June 30, 2025, purchases and sales of investment securities were $11,603,511 and $55,260,841, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $130,895 due to passive foreign investment companies. As of June 30, 2025, gross unrealized gains were $2,924,063 and gross unrealized losses were $(346,717) for income tax purposes.

Notes to Financial Statements (continued)

Permanent differences accounted for during the year ended June 30, 2025, result from the reclassification of the Fund’s net investment loss for tax purposes. The amount of net operating losses incurred by the fund and reclassified to paid in capital is as follows:

	Total Distributable Earnings	Additional Paid in Capital
Year ended June, 30, 2025	$772,016	$(772,016)

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally, the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2021. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the fiscal year ended June 30, 2025.

The tax character of distributions paid to stockholders during the years ended June 30, 2025, and June 30, 2024, were as follows: ordinary income of $0 and $0, respectively, long-term capital gains of $3,655,109 and $1,896,602, respectively, and a return of capital of $3,655,104 and $4,479,318, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

Shares of Common Stock

The Fund has 100,000,000 shares of common stock authorized and 16,908,652 issued and outstanding as of June 30, 2025. Transactions in common stock for the fiscal year ended June 30, 2025, were as follows:

Shares at beginning of year	15,814,233
Shares issued in reinvestment of dividends and distributions	1,921,835
Shares repurchased	(827,416)
Shares at end of year	16,908,652

Notes to Financial Statements (continued)

2024 Shelf Registration

The Fund incurred $70,831 of offering costs in association with a shelf registration, which will be recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. As of June 30, 2025, $70,831 is categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of June 30, 2025, $0 has been amortized.

2024 Tender Offers

The Fund’s Board of Directors determined to commence an offer to purchase up to 10%, or 1,681,477 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on March 19, 2024. As a result of the tender offer which closed on March 19, 2024, 1,681,477 shares were purchased.

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 827,416 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on November 15, 2024. As a result of the tender offer 827,416 shares were purchased.

2023 Rights Offering

On December 19, 2023, the Fund issued 9,000,000 shares of common stock in connection with a rights offering. Stockholders of record November 3, 2023, were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new share of common stock for every one right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 200% of the shares offered, or up to an additional 14,301,346 shares of common stock.

The subscription price was equal to 92% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 13, 2023, and the four preceding trading days. The final subscription price was $2.31 per share. The offering was oversubscribed, and the oversubscription requests exceeded the primary shares available. The Fund issued an additional 25.86% of the number of shares issued in the primary subscription, or 1,849,327 additional shares, for a total issuance of 9,000,000 new shares of common stock. Net proceeds to the Fund were $20,507,085, after deducting rights offering costs of $282,916. The net asset value of the Fund’s common shares was decreased by approximately $1.60 per share, as a result of the share issuance.

2022 Tender Offer

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 338,382 Shares of the Fund’s issued and outstanding Common Stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of

Notes to Financial Statements (continued)

the close of ordinary trading on the NASDAQ Capital Market on November 8, 2022. As a result of the Tender Offer, 338,382 shares were purchased.

NOTE 8. INVESTMENT RISKS

The following risks relate to the Fund’s portfolio during the period covered this in this report and during the Fund’s transition to its new investment strategy. For a discussion of the investment risks in connection with the Fund’s new investment strategy please see the section of this Annual Report titled “Stockholder Information - Investment Objectives and Policies (unaudited).”

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Notes to Financial Statements (continued)

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Managed Distribution Risk

Under the Managed Distribution Policy (the “Policy”), the Fund makes one or more distributions to stockholders at a rate set once a year that is a percentage of the Fund’s NAV on a specified date that may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a less than opportune time. There is a risk that amendment or termination of the managed distribution plan could have an adverse effect on the market price of the Fund’s shares. The Fund cannot predict

Notes to Financial Statements (continued)

what effect, if any, the Policy will have on the market price of its shares or whether such market prices will reflect a greater or lesser discount to NAV as compared to prior to the adoption of the Policy.

Market Risk

The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements, except as follows:

Effective July 1, 2025, the Fund has materially changed its investment objectives and strategies. Please refer to the section below entitled Stockholder Information for a complete description of the objectives and strategies of the Fund and certain risks associated with those objectives and strategies.

Report of Independent Registered Public Accounting Firm

To the Stockholders and
The Board of Directors of
Herzfeld Credit Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Herzfeld Credit Income Fund, Inc. (formerly, The Herzfeld Caribbean Basin Fund, Inc.) (the “Fund”), including the schedule of investments, as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025 by correspondence with the custodians and private company. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2025

Directors and Officers of the Fund (unaudited)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Interested Directors
Brigitta Herzfeld* c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 47	Director, Class III	2024 to present	Managing Partner and member of Senior Executive Committee of Thomas J. Herzfeld Advisors, Inc.	1	None
Independent Directors
John A. Gelety c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 56	Director, Class II	three years; 2011 to present	Attorney and shareholder at Greenspoon Marder, LLP, corporate practice group, 2016-present; John A. Gelety, PA, a transactional law firm, 2005-2016.	1	None

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Cecilia L. Gondor c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 63	Chairperson, Director, Class I	three years; 2014 to present	Managing Member of L&M Management, a real estate management business, 2014- present; and Executive Vice President of Thomas J. Herzfeld Advisors, Inc., 1984-2014.	1	None
Ann S. Lieff c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 72	Director, Class II	three years; 1998 to present	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present; former CEO Spec’s Music 1980- 1998, a retailer of recorded music.	1	None

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen By Director	Other Directorships Held by Director
Kay W. Tatum, Ph.D., CPA c/o Herzfeld Credit Income Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 73	Director, Class I	three years; 2007 to present	Associate Professor of Accounting, University of Miami 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

*	Ms. Brigitta Herzfeld is an “interested person” of the Fund, (as defined in the 1940 Act) because she is an officer of the Fund’s Adviser.

Additional information about the Directors is included in the Fund’s Prospectus.

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Officers
Erik M. Herzfeld* 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 51	Portfolio Manager; President	2008 to present 2016 to present	Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007-present; and, Managing Director, 2007-2015; Vice President JPMorgan Chase 2000-2007, foreign exchange option trading.	Strategic Incubation Partners, Inc., Jacob Zabara Family Foundation
Thomas K. Morgan 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 66	CCO, Assistant Secretary	2018 to present	Thomas J. Herzfeld Advisors, Inc., serving as Chief Compliance Officer, 2018-present; TMorgan Advisors Limited Liability Company, compliance consulting and outsourced chief compliance officer services.	N/A
Zachary P. Richmond 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 44	Treasurer	2020 to present	Vice President, Financial Administration for Ultimus Fund Solutions, LLC since February 2019.	N/A

*	Mr. Herzfeld has been a portfolio manager for the Adviser since 2007 and a portfolio manager for the Fund since 2008.

Directors and Officers of the Fund (unaudited) (continued)

Name Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Alice Tham 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 35	Secretary	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Operations Manager, 2012 to present	N/A
Ryan M. Paylor* 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 44	Portfolio Manager	2019 to present	Thomas J. Herzfeld Advisors, Inc., serving as Portfolio Manager for the Advisor’s separately managed accounts since 2012 to present	N/A

*	Mr. Paylor has been a portfolio manager for the Adviser’s separately managed accounts since 2012 and a portfolio manager for the Fund since February 2019.

Quarterly Portfolio Reports (unaudited)

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov and on the Fund’s website at www.herzfeld.com/herz.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND (800-854-3863), or by accessing the SEC’s website at www.sec.gov.

Stockholder Information (unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes that occurred since the effective date of its registration statement on Form N-2 on July 1, 2024. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

INVESTMENT OBJECTIVE AND POLICIES

On June 18, 2025, the Fund’s stockholders approved the Fund’s conversion from its prior investment strategy focused on the Caribbean Basin to a “CLO Equity Strategy”. The approval was received at a Special Meeting of Stockholders held on June 17, 2025, with approximately 96% of the votes cast in favor of the changes.

Accordingly, effective July 1, 2025, the Fund’s primary investment objective has changed to a total return strategy with a secondary objective of generating high current income for stockholders. In accordance with the change in investment objective, the Fund’s current principal investment strategies and policies focus on investing in equity and junior debt tranches of collateralized loan obligations, or “CLOs.” The following discussion provides additional information about the Fund’s current investment objective and policies.

Investment Objective

Herzfeld Credit Income Fund, Inc.’s (formerly, The Herzfeld Caribbean Basin Fund, Inc.) (the “Fund”) primary investment objective is maximizing risk adjusted total returns and its secondary investment objective is generating high current income.

Principal Investment Strategy

The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized

Stockholder Information (unaudited) (continued)

by a portfolio consisting primarily of below investment grade (such loans are commonly referred to as “junk”) U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.”

LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing.

The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which the Fund invests are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies our risk of loss on such investments.

Principal Investment Policies

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Accordingly, under normal circumstances, the Fund will invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit-related instruments.

For purposes of the Fund’s 80% policy, “credit-related instruments” are debt securities, instruments and obligations of U.S. and non-U.S. governments, non-governmental and corporate entities and issuers, and include (i) debt issued by or on behalf of states, territories, and possessions of the United States, (ii) U.S. and non-U.S. corporate bonds, notes and other debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) sovereign debt, including emerging markets debt (v) zero coupon securities, (vi) collateralized debt and loan obligations, (vii) senior secured floating rate and fixed rate loans or debt, (viii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, (ix) loan accumulation facilities, and (x) derivatives with similar economic characteristics.

The Fund may invest up to 100% of its net assets in any one of the above categories of instruments. The Fund’s investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

The Fund’s 80% policy with respect to investments in credit-related instruments is not fundamental and may be changed by the Board without prior approval of our stockholders. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Stockholder Information (unaudited) (continued)

Illiquid Investments

The Fund may invest without limitation in illiquid credit-related instruments, including instruments that are unregistered, restricted, for which there is no readily available trading market or that are otherwise illiquid.

Maturity and Duration

The Fund may invest in credit related instruments of any maturity, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. The Fund does not have a fixed duration target, and the portfolio’s duration may vary significantly over time based on the Adviser’s assessment of the current market conditions. In comparison to maturity, interest rate duration is a measure of the price volatility of a credit related instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments. For example, if interest rates increase by 1%, the net asset value of a portfolio with a duration of five years would decrease by approximately 5%. Conversely, if interest rates decline by 1%, the net asset value of a portfolio with a duration of five years would increase by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration. Prices of instruments with longer durations tend to be more sensitive to interest rate changes than instrument with shorter durations. Longer-maturity investments generally have longer interest rate durations because the investment’s fixed rate is locked in for longer periods of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down with the level of prevailing interest rates. The Fund intends to invest a significant portion of its assets primarily in equity and junior debt tranches of collateralized loan obligations and floating rate credit related instruments, the income from which will vary based on income received from the underlying collateral and the payments made to the respective tranches, both of which may be based on floating rates, which may mitigate risk associated with increases in prevailing short-term interest rates.

Non-U.S. Investments

While the investment strategy of the Fund does not focus primarily on non-U.S. corporate credit investments, under certain circumstances where such opportunities are favorable, the Fund may invest credit related instruments issued by non-U.S. issuers and in markets outside the United States.

Other Investment Companies

As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing in other investment companies subject to the limits of the 1940 Act. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds.

Stockholder Information (unaudited) (continued)

Derivatives Transactions

The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Fund may engage in a variety of derivatives transactions, including options, swaps, futures contracts, options on futures contracts and forward currency contracts and options on forward currency contracts. The Fund may purchase and sell exchange-listed and off-exchange derivatives. The Fund may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Fund may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur.

Rule 18f-4 requires registered investment companies to adopt written policies and procedures reasonably designed to manage their derivatives risks. In the event that the Fund’s derivatives exposure exceeds 10% of its net assets, the Fund will be required to adopt a written derivatives risk management program and comply with a value-at-risk based limit on leverage risk. The Board of Directors has an oversight role in ensuring these requirements are being taken into account and, if required, will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program.

Temporary Defensive Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to maintain a temporary defensive posture, or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering of securities are being invested, the Fund may, without limitation, hold cash or invest its assets in short-term investments and repurchase agreements in respect of those instruments.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in an increase in the short-term capital gains portion of distributions to stockholders. The Fund’s portfolio turnover rate may vary greatly from year to year. For the fiscal year ending June 30, 2026, the Fund will experience portfolio turnover higher than its historical levels due to the transition of its portfolio from its prior investment strategy to its new investment strategy.

Stockholder Information (unaudited) (continued)

Unless otherwise stated herein, the Fund’s investment policies and parameters shall apply at the time of investment, and the Fund will not be required to reduce a position solely due to market price fluctuations.

Fundamental Investment Restrictions

The following investment restrictions of the Fund are fundamental and may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund may not:

1.

Borrow money, except to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

2.	Issue senior securities, except to the extent permitted under Section 18 of the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities).

4.

Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

5.	Purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.

Make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions

Stockholder Information (unaudited) (continued)

of loans, loan participations, or other forms of debt instruments) shall not constitute loans by the Fund.

7.

Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, an investment in a CLO, CBO, collateralized debt obligation, or “CDO” or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Fund’s common stock provides an ownership interest in the Fund. Investing in any investment company security involves significant risk, including the risk that a stockholder may receive little or no return on the stockholder’s investment or that the stockholder may lose part or all of the stockholder’s investment. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common stock could decline, and you may lose all or part of your investment. Therefore, before investing, stockholders should consider carefully the following risks that are assumed when investing in the Fund.

Discount from Net Asset Value

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s shares are not redeemable at the request of stockholders. The Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NASDAQ Capital Market or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

The NAV of the Fund’s common stock may fluctuate significantly. The NAV and liquidity of the market for shares of the common stock may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to our operating performance. These factors include:

●	changes in the value of the portfolio of investments;

Stockholder Information (unaudited) (continued)

●	changes in regulatory policies or tax guidelines;

●	distributions that exceed net investment income and net income as reported according to generally accepted account principles in the United States;

●	changes in earnings or variations in operating results;

●	changes in accounting guidelines governing valuation of investments;

●	departure of the Adviser or certain of their respective key personnel; and

●	general economic trends and other external factors.

Investing in the Fund’s securities involves a high degree of risk. The investments the Fund makes in accordance with our investment objective may result in a higher amount of risk than alternative investment options and includes volatility or loss of principal. The Fund’s investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in the Fund’s securities may not be suitable for someone with lower risk tolerance.

Risks Related to Equity and Equity-Linked Securities

Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. The Fund is exposed to risks associated with equity and equity-linked securities to the extent that adverse equity market conditions could negatively impact the ability of the borrowers to make payments of interest and/or principal with respect to the loans underlying the CLOs in which the Fund invests.

Non-Diversified Investment Company Risk

As a “non-diversified” investment company, the Fund’s investments involve greater risks than would be the case for a similar diversified investment company because the Fund is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”), in the proportion of its assets that may be invested in the assets of a single issuer. Although the Fund is not diversified for the purposes of the 1940 Act, it must maintain a certain degree of diversification in order to comply with certain requirements of the Code, applicable to regulated investment companies. See “Risk Factors/Special Considerations” and “Taxation.”

Management Risk

The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Managed Distribution Policy

The Fund maintains a Managed Distribution Policy that provides for future distributions, which may constitute a return of capital to stockholders and lower the tax basis in their shares which, for the taxable stockholders, will defer any potential gains until the shares are sold. For the taxable stockholders, the portion of distribution that constitutes ordinary

Stockholders Information (unaudited) (continued)

income and/or capital gains is taxable to such stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the stockholder’s basis in the shares. The stockholders would reduce their basis in the shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the stockholder’s original investment amount. Any return of capital will be separately identified when stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. Furthermore, the Fund may need to raise additional capital in order to maintain the Managed Distribution Policy.

Dividends and Distributions

The Fund distributes monthly to its stockholders substantially all of its net investment income and net short-term capital gains. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses.

Market Disruption Risk

Certain events have had a disruptive effect on the securities markets, such as pandemics, terrorist attacks, war and other geopolitical events, hurricanes, droughts, floods and other disasters. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region, or financial market.

Tender Offers and Share Repurchases

Because of the nature of the Fund’s investment objective and policies, if the Adviser anticipates that a share repurchase or tender offer might have an adverse effect on the Fund’s investment performance and anticipate any material difficulty disposing of portfolio securities in order to consummate such share repurchase or tender offer, the Board would consider deferring or withdrawing the share repurchase or tender offer. The Fund may realize gains and losses on securities that it may not otherwise wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund’s performance. The portfolio turnover rate of the Fund may or may not be affected by the Fund’s repurchases of shares pursuant to a tender offer. See “Share Repurchases and Tenders.”

Risk of Investing in CLOs

Investments in CLOs and related securities (such as LAFs and CBOs) involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/

Stockholders Information (unaudited) (continued)

equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.

Dependence on CLO Managers Risk

The performance of the CLOs in which we invest is highly dependent on the quality of the respective CLO Managers. The CLO Manager’s responsibilities include managing insolvency proceedings, loan workouts and modifications, liquidations, and reporting on the performance of the loan pool to the trustee.

Covenant-Lite Loans Risk

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which the Fund invests. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies greater ability to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that the Fund invests in hold covenant-lite loans, its CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Interest Rate Risk

The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

Stockholders Information (unaudited) (continued)

Credit Spread Risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO, or (3) any other type of credit investment in the portfolio declines in value or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV, and/or market price would be adversely impacted.

Subordinated Securities Risk

CLO equity securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO.

High-Yield Investment Risk

The CLO equity securities that the Fund holds and intends to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs are also typically higher-yield, sub-investment grade (sometimes referred to as “junk”) investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Stockholders Information (unaudited) (continued)

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that it holds and in which it invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Volatility Risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Prepayment Risk

The assets underlying the CLO securities in which the Fund intends to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the investment performance will be adversely impacted.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for it or the CLOs in which it invests to collect on obligations, thereby resulting in potentially significant losses.

Default Risk

A default and any resulting loss, as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of

Stockholders Information (unaudited) (continued)

factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which the Fund invests, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.

CLO Warehouse Risk

The Fund may invest in participations in CLO Warehouses provided for the purposes of enabling the borrowers to acquire assets (“Collateral”) which are ultimately intended to be used to collateralize securities to be issued pursuant to a CLO transaction. The Fund’s participation in any CLO Warehouse may take the form of notes (“Warehouse Equity”) which are subordinated to the interests of one or more senior lenders under the CLO Warehouse. If the relevant CLO transaction does not proceed for any reason (which may include a decision on the part of the CLO Manager not to proceed with the closing of such transaction (“closing”)), the realized value of the Collateral may be insufficient to repay any outstanding amounts owing to the Company in respect of the Warehouse Equity, after payments have been made to the senior lenders under the terms of the CLO Warehouse, with the consequence that the Fund may not receive back all or any of its investment in the CLO Warehouse. This shortfall may be attributable to, amongst other things, a fall in the value of the Collateral between the date of the Fund’s participation in the CLO Warehouse and the date that the Collateral is realized.

Reference Interest Rate Risk

The CLO debt securities in which the Fund may invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on the London Interbank Offered Rate (“LIBOR”). After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR

Stockholders Information (unaudited) (continued)

settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to utilizing the SOFR. The ongoing risks associated with transitioning from LIBOR to term SOFR or an alternative benchmark rate may be difficult to assess or predict. To the extent that the rate utilized for senior secured loans held by a CLO differs from the rate utilized in calculating interest on the debt securities issued by the CLO, there is a basis risk between the two rates (e.g., SOFR or another benchmark rate or the 1-month term SOFR rate and the 3-month term SOFR rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as the net investment income and portfolio returns until such mismatch is corrected or minimized, if at all, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same benchmark index rate. At this time, it is not possible to predict the full effects of the phasing out of LIBOR on U.S. senior secured loans, on CLO debt securities, and on the underlying assets of the specific CLOs in which the Fund intends to invest.

Fair Value of Portfolio Investments Risk

Generally, there is a more limited public market for the CLO investments the Fund targets. As a result, these securities will be valued at least quarterly, or more frequently as may be required from time to time, at fair value. The determinations of the fair value of the investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the NAV on a given date to understate or overstate, possibly materially, the value that it may ultimately realize on one or more of our investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for our capital will be available.

Potential Conflicts of Interest – Allocation of Investment Opportunities

The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser currently provides investment advisory services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have

Stockholders Information (unaudited) (continued)

similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b)emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii)differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.

Conflicts of Interest Risk

The Fund’s executive officers and directors, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, directors or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with the Adviser. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its stockholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and other investment vehicles managed by the Adviser or one or more of its affiliates on the other hand.

Foreign Exchange Rate Risk

Although the Fund intends to primarily make investments denominated in U.S. dollars, it may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

Stockholders Information (unaudited) (continued)

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions, and they may also not properly hedge our risks. To the extent that the Fund uses derivatives to hedge its investment risks, the Fund will be subject to risks specific to derivatives transactions. Such risks include counterparty risk, correlation risk, liquidity risk, leverage risk, and volatility risk.

Incentive Fee Risk

The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor stockholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Limited Prior Operating History Risk

The Fund has recently implemented the new investment strategy and has no prior track record of operating a similar investment strategy in any other registered investment company. The Fund is therefore subject to all of the business risks and uncertainties associated with any new line of business, including the risk that it will not achieve its investment objective and that the value of your investment could decline substantially.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance, or replace such debt financings prior to their maturity on commercially

Stockholders Information (unaudited) (continued)

reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow.

Risks Related to the Reliance on Senior Management Personnel of the Adviser

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

Regulatory Risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.

Cybersecurity Risk

Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.

Tax Risks

In order to qualify as a RIC each year, the Fund must satisfy both an annual income and asset diversification test. The Fund intends to take certain positions regarding the qualification of CLO equity under the asset diversification test for which there is a lack of guidance. If the Internal Revenue Service were to disagree with the Fund’s position and none of the applicable mitigation provisions are available, it could fail to qualify as a RIC. If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, as well as the amount of income available for

Stockholders Information (unaudited) (continued)

distributions, and the amount of such distributions, to the holders of the equity securities or obligations, and for payments to the holders of the equity securities or obligations.

USE OF LEVERAGE

The Fund is permitted to use leverage to seek to enhance total return and income. The Fund may use leverage through (i) indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of Preferred Stock and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts that have the effect of leverage. The Fund may utilize leverage to the maximum extent permitted under the 1940 Act (including the proceeds of leverage). As of June 30, 2025, the Fund had no outstanding indebtedness or preferred stock.

The Adviser anticipates that the use of leverage may result in higher total return to stockholders over time; however, there can be no assurance that such expectations will be realized or that a leveraging strategy will be utilized or be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The use of leverage will cause the Fund’s net asset value, market price and level of distributions to be more volatile than if leverage were not used. The costs associated with the issuance of leverage will be borne by the Fund, which will result in a reduction of net asset value of the common shares and, as a result, such costs will be borne by stockholders. The fees paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets, including proceeds from leverage, so the fees paid to the Adviser will be higher if leverage is utilized. Stockholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that stockholders effectively bear the entire management fee. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.

INDEBTEDNESS

The Board of Directors may authorize the borrowing of money by the Fund, without the approval of the holders of the stockholders. The Fund may issue notes or other evidences of indebtedness and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security.

Under the 1940 Act the Fund may not incur indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of total assets, including the proceeds of leverage). In addition, the Fund generally is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Fund maintains asset coverage of 300%. However, the foregoing restriction does not apply with respect to certain types of Indebtedness of the Fund, including a line of credit or other privately arranged borrowings from a financial institution.

Stockholders Information (unaudited) (continued)

Pursuant to the Fund’s Indebtedness, lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of stockholders. The terms of any such Indebtedness may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Indebtedness over the stated interest rate. If the Fund utilizes Indebtedness, the stockholders will indirectly bear the offering costs of the issuance of any Indebtedness.

The 1940 Act grants to the lenders, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Notes

The Fund may also issue notes or other debt securities. As a condition to obtaining financing or obtaining ratings on the notes or other debt securities, the terms of any notes or other debt securities issued would be expected to include asset coverage maintenance provisions that would require the redemption of the notes or other debt securities in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet such redemption requirements, the Fund might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in Indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses. Prohibitions on dividends and other distributions could impair the Fund’s ability to qualify as a regulated investment company (“RIC”) under the Code.

If the Fund issues notes or other debt securities, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for the notes or may be subject to covenants or other restrictions imposed by its lenders. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund portfolio in accordance with its investment objective and policies. If the Fund were to issue notes or other debt securities as well as utilize a credit facility, such notes would have an equal security interest, if any, with and rank pari passu, or equally in right of payment, with any borrowings under the credit facility.

PREFERRED STOCK

Under its current Articles of Incorporation, the Fund is not permitted to issue preferred stock. The Fund’s Articles of Incorporation may be amended in the future to permit the issuance of preferred stock, subject to the limitations of the 1940 Act. As June 30, 2025, the Fund has no issued and outstanding preferred stock.

Under the 1940 Act, the Fund may not issue preferred stock if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than

Stockholders Information (unaudited) (continued)

200% (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of total assets, including the proceeds of leverage). The Fund would not be permitted to declare any distribution (unless payable in stock) on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage of at least 200% after deducting the amount of such distribution or purchase price, as applicable.

In the event that the Fund issues preferred stock, while preferred stock is outstanding, two of the Fund’s Directors will be elected by the holders of preferred stock voting separately as a class. The remaining Directors of the Fund will be elected by common stockholders and preferred stockholders voting together as a single class. In the event dividends on the preferred stock is unpaid in an amount equal to two full years’ dividends on such securities, holders of preferred stock would be entitled to elect a majority of the Directors of the Fund (subject to any prior rights, if any, of the holders of any other class of senior securities outstanding) and continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Additionally, the holders of preferred stock would have separate voting rights for certain matters pursuant to the 1940 Act and the terms of the preferred stock.

If the Fund issues rated preferred stock, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for preferred stock issued by the Fund. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with its investment objective and policies.

DERIVATIVES

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Pursuant to Rule 18f-4 under the 1940 Act, the Fund uses derivative transactions in a limited manner and has adopted policies and procedures designed to manage the Fund’s level of derivatives risk. As a result, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness under the 1940 Act.

Fee and Expense Table (unaudited)

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of June 30, 2025. The purpose of the table and the example below is to help common stockholders understand the fees and expenses that they would bear directly or indirectly.

Fee Table (as of June 30, 2025)

Stockholder Transaction Expenses:
Sales load (as a percentage of the offering price)	—%*
Offering expenses borne by us	—%*
Dividend reinvestment plan fees	None
Total stockholder transaction expenses (as a percentage of offering price)

Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees	1.25%
Incentive Fee (estimated) (1)	0.00%
Other expenses (estimated) (2)	1.76%
Total Annual Expenses	3.01%

*	The actual amounts in connection with any offering of securities by the Fund will be set forth in a supplement to the Fund’s prospectus if applicable.
(1)

Had the Amended Agreement been in place for the fiscal year ended June 30, 2025, the Management Fee would have been 1.25% and no Incentive Fee would have been payable to the Adviser. The Amended Agreement provides for a management fee of 1.25% of the Fund’s “Managed Assets.” The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Adviser during certain future periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s Net Assets, equal to 2.25% per quarter, or an annualized hurdle rate of 9.00%, subject to a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. The “catch-up” portion of our pre-incentive fee net investment income is the portion that exceeds the 2.25% hurdle rate but is less than or equal to 2.5% in any calendar quarter.

(2)

“Other Expenses” are estimated for the current fiscal year and do not include expenses of the Fund incurred in connection with any offer of the Fund’s securities. However, these expenses will be borne by the holders of the shares of common stock of the Fund and result in a reduction in the net asset value, or “NAV”, of the shares of common stock.

Fee and Expense Table (unaudited) (continued)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	Cumulative Expenses Paid for the Period June 30, 2025:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$30	$93	$158	$333

The example and the expenses in the tables above should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those shown. The foregoing table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. “Other Expenses” are based on estimated amounts for the current fiscal year.

The example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of 3.01%. The tables above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. In addition, while the example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV.

Under the Advisory Agreement, the Adviser will receive an annual fee from the Fund of 1.25% of the Fund’s calendar quarter end “Managed Assets.” Managed Assets of the Fund are its gross assets less its liabilities incurred for purposes other than investment. This means that the Adviser will receive more fees when the Fund uses indebtedness to purchase more assets or issues senior securities, as compared to an advisory agreement that pays an adviser based on net assets. This creates a potential risk that the Adviser might be incentivized to manage the Fund’s portfolio using more leverage through indebtedness or the issuance of senior securities than it would if it were paid on the basis of net assets. Under the Amended Agreement, the Adviser will receive an incentive fee of 10.0% of the Fund’s pre-incentive fee net investment income for each calendar quarter subject to an 9.0% annualized hurdle rate, with a “catch-up” provision intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. The “catch-up” portion of our pre-incentive fee net investment income is the portion that exceeds the 2.25% hurdle rate but is less than or equal to 2.50% in any calendar quarter. This creates a potential risk that the Adviser might be incentivized to manage the Fund’s portfolio using higher risk assets to generate more income than it would if there were no incentive fee.

Fee and Expense Table (unaudited) (continued)

The example above illustrates the hypothetical expenses that an investor would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return in which case no performance fee would be earned.

Share Price Data (unaudited)

The Fund’s shares are traded on the NASDAQ Capital Market. During each completed fiscal quarter of the Fund during the past two fiscal years and during the current fiscal year, the highest and lowest NAV and Market Price per share, and the highest and lowest premium/discount were as follows:

	Price		NAV		Premium/(Discount)
Quarter Ended	High	Low	High	Low	High	Low
6/30/2025	$2.74	$2.38	$2.89	$2.63	-4.51%	-14.03%
3/31/2025	$2.71	$2.30	$3.27	$2.84	-5.99%	-24.10%
12/31/2024	$2.57	$2.23	$3.42	$3.07	-22.12%	-28.61%
9/30/2024	$2.42	$2.19	$3.25	$2.89	-22.18%	-28.39%
6/30/2024	$2.59	$2.28	$3.49	$3.02	-23.83%	-27.56%
3/31/2024	$2.89	$2.56	$3.58	$3.25	-18.16%	-26.29%
12/31/2023	$3.04	$2.25	$5.24	$3.49	-19.66%	-52.33%
9/30/2023	$4.06	$3.31	$5.18	$4.50	-18.94%	-27.39%

The closing market price, net asset value and percentage discount to net asset value per share of the Fund’s Common Stock on June 30, 2025, were $2.53, $2.65 and -4.59%, respectively.

Our common stock has historically traded at a premium or at a discount to its NAV. We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. The board of directors approved a self-tender offer policy (the “Self-Tender Policy”) beginning in 2020. Under the Self-Tender Policy, as amended effective August 20, 2021, the Fund has undertaken to conduct a tender offer by the end of October following each fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended. In the exercise of its business judgement, in determining whether to undertake a tender offer, the Board will generally consider, to the extent known at the time, the timing and procedures associated with a proposed tender offer, including when and how the purchase price will be determined, and how the Fund will fund the tender offer. The Board may consider all other information that it deems relevant in the exercise of its fiduciary duty. These tender offers may be commenced or suspended at any time or from time to time without any notice. The Board may in the future determine to suspend the tender offer policy in light of prevailing economic conditions, heightened volatility in the financial markets, or other factors that the Board determines to be relevant in the exercise of its fiduciary duty.

Additional information about the table above is included in the Fund’s Prospectus. See also, “Price Range of Common Stock” and “Description of Common Stock - Share Repurchases and Tender Offers” in the Fund’s prospectus for additional information.

Section 19(a) Notices (unaudited)

Herzfeld Credit Income Fund, Inc.’s (formerly, The Herzfeld Caribbean Basin Fund, Inc.) (HERZ, formerly CUBA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Currency Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date (a)
Net Investment Income	$0.00	0%	$0.00	0%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.00	0%	$0.00	0%
Return of Capital (b)	$0.4650	100%	$0.4650	100%
Total (per common share)	$0.4650	100%	$0.4650	100%

(a)	For the year ended June 30, 2025.

(b)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the stockholder’s investment in the Fund are returned to the stockholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, are available on the Fund’s website http://www.herzfeld.com/herz.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Adviser. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Adviser or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Adviser and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Adviser’s and/ or their service providers’ website, the Fund or the Investment Adviser, their service providers, or third party firms engaged by the Fund or the Investment Adviser and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Adviser do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Credit Income Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.

Equiniti & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered. Under the Plan, the Fund’s Distributions (defined below), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

2.

Stockholders automatically participate in the Plan, unless and until an election is made to withdraw from the plan on behalf of such participating Stockholder. A Stockholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan by written instructions to that effect to the Agent. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid to the Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Equiniti within 15 days prior to the applicable dividend payment date, or the Stockholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund’s Distributions to Stockholder are automatically reinvested in full and fractional shares as described below.

3.

When the Fund declares a dividend, capital gain or other distribution (each, a “Distribution” and collectively, “Distributions”) the Agent, on the Stockholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Stockholders by the Fund and held as treasury stock. Distributions that are reinvested through the issuance of new shares increase our Stockholders’ equity on which a management fee is payable to the Fund’s investment manager, Thomas J. Herzfeld Advisors, Inc. (the “Adviser”). The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by 95% of the market price per share of the Fund’s common stock at the close of regular trading on the securities exchange where the Fund’s securities are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The newly issued shares would be issued whether our shares are trading at a premium or discount to NAV. However, the Fund reserves the right to purchase shares in the open market in connection with the implementation of the Plan to the extent that shares are trading at a price below NAV per share. Shares purchased in open market transactions by the plan administrator will be allocated to a Stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market.

Dividend Reinvestment Plan (unaudited) (continued)

4.

The Agent will maintain all Stockholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Stockholders for personal and tax records. The Agent will hold shares in the account of the Stockholders in non-certificated form in the name of the participant, and each Stockholder’s proxy, if any, will include those shares purchased pursuant to the Plan. Each Participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Agent will distribute all proxy solicitation materials, if any, to participating Stockholders.

5.

In the case of Stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the Stockholder’s name and held for the account of beneficial owners participating under the Plan.

6.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

7.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

8.

The Fund reserves the right to amend or terminate the Plan upon 60 days’ notice to Stockholders. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

9.

All correspondence concerning the Plan should be directed to Equiniti & Trust Company, LLC, 6201 15th Avenue Brooklyn, New York, NY 11219. Certain transactions can be performed by calling the toll-free number (866) 277-8243.

As of May 8, 2025

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited)

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved, subject to stockholder approval, an amended and restated investment advisory agreement between the Fund and the Adviser (the “Amended Agreement”) at a meeting held on February 27, 2025.

In connection with its decision to approve the Amended Agreement, the Independent Directors noted that they were provided with written materials provided by the Adviser and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Amended Agreement, (ii) the 15(c) materials providing the Adviser’s responses containing detailed information about the Adviser’s services to the Fund with respect to the new strategy, the Adviser’s experience with respect to the new strategy, allocation of Fund transactions, compliance and administration information, and the proposed compensation received by the Adviser from the Fund pursuant to the New Advisory Fee Arrangements; (iii) the proposed Amended Agreement; (iv) unaudited financial statements for the Adviser for the year-ended December 31, 2024; (v) performance information of other closed-end funds utilizing a strategy similar to the new strategy and the Fund’s past performance; and (vi) comparative fee information of other closed-end funds with a similar strategy to the new strategy.

The Directors considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the Adviser’s investment experience in fixed-income strategies and CLO equity strategies; (3) the estimated cost of services to be provided and the profits to be realized by the Adviser; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Directors relied upon their own business judgment in determining the previously mentioned material factors to be considered in evaluating the Amended Agreement and the weight to be given to each factor considered. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Amended Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by the Adviser and determined that such services to be provided in connection with the new strategy would likely meet the needs of the Fund and its stockholders. The Board reviewed the services to be provided to the Fund by the Adviser as compared to services provided by other advisers, the Adviser’s history and experience providing investment services to the Fund, the Adviser’s experience with respect to fixed-income and CLO equity strategies, and its knowledge of the closed-end fund industry. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser with respect to the new strategy were appropriate and consistent with the terms of the Amended Agreement, that the quality of those services would likely be consistent with industry norms and that the Fund was likely to benefit from

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited) (continued)

the provision of those services. The Board also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to attract and retain qualified personnel.

Performance. The Board noted that the Fund’s historical performance record reflected the performance of the Fund under the existing strategy and therefore was not relevant to its consideration of the Amended Agreement. The Board also noted that the Adviser has experience with fixed-income and CLO equity securities but does not currently manage a registered investment company or managed account with a strategy identical or substantially similar to that of the new strategy. Nevertheless, the Board considered the presentations by the Adviser and the experience of the Adviser’s personnel and determined that the Adviser provided sufficient basis to permit the Board in its business judgment to conclude that the Adviser had the overall capability to perform its duties with respect to the Funds under the Amended Agreement and that the Adviser was expected to obtain an acceptable level of investment returns for the Fund’s stockholders in implementing the new strategy.

Fees and Expenses. The Board also reviewed information regarding the New Advisory Fee Arrangements, including Advisory fees and total expense ratios of other closed-end funds that might be considered peers of the Fund after implementation of the new strategy. The Board noted that the asset-based fee of 1.25% of managed assets, incentive fee of 10% and hurdle rate of 9% compared favorably to all of the identified funds and, therefore concluded that the New Advisory Fee Arrangements appeared to be competitive. In addition, the Directors concluded that paying a management fee based on managed assets rather than net assets was equitable because the Adviser’s management burden is dictated by the size of managed assets. The Directors, noted that the CLO equity asset class requires a different investment skill set, greater resources, and is generally considered a more difficult asset class to analyze than the Fund’s current investments in exchange listed equity securities of companies based in the Caribbean Basin region. Additionally, with respect to the incentive fee, the Board concluded that an incentive fee based on performance is reasonable because it further aligns the interests of the Adviser with those of the Fund. Based on its review of such information, the Board concluded that the New Advisory Fee Arrangements appeared to be competitive and are otherwise reasonable in light of the information provided.

Costs of Services to be Provided and Profitability. The Board considered the costs of the services to be provided by the Adviser under the Amended Agreement, the compensation and benefits to be received by the Adviser as a result of providing services to the Fund under the Amended Agreement, as well as the Adviser’s profitability. The Board further discussed the services to be provided by the Adviser in implementing the new strategy and concluded that the Advisory services performed were satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature, quality and extent of the services provided, taking into account the fees charged by other advisers for managing comparable funds.

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited) (continued)

Economies of Scale. The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the Advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board discussed that the potential for the Fund to achieve economies of scale was limited because the Fund is a closed-end fund.

After further consideration of the factors discussed above and information presented at the meeting, the Board, and the Independent Directors, determined to approve the Amended Agreement. In voting to approve the Amended Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser at various meetings. The Board also considered the advice of counsel regarding its duties under state law and the Investment Company Act of 1940, as amended, in considering the approval of the Amended Agreement. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Amended Agreement would be in the best interests of the Fund and its stockholders.

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Herzfeld-AR-25

HERZFELD CREDIT INCOME FUND, INC.

119 Washington Avenue
Suite 504
Miami Beach, FL 33139

(b) Not Applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2024 and 2025.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees(2)
2024	$36,000	$0	$4,500	$0
2025	$36,000	$0	$4,500	$0

(1)	These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(2)	These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2024 and 2025 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows.

Fiscal Year Ended June 30,	Registrant	Adviser
2024	$4,500	$0
2025	$4,500	$0

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2025, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety, Cecilia L. Gondor, and Ann S. Lieff.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Thomas J. Herzfeld, Chairman of Thomas J. Herzfeld Advisors, Inc. (the “Investment Manager”) served as a portfolio manager of the Fund until his retirement from that position effective January 1, 2025. Prior to that date, Mr. Herzfeld had held this position since its inception in 1993. This information is as of August 31, 2025.

Erik M. Herzfeld, President of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2007. Before joining the Fund's Investment Manager in 2007, Mr. E. Herzfeld served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 31, 2025.

Ryan M. Paylor, Portfolio Manager of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2019. Before joining the Fund’s Investment Manager in 2012, Mr. Paylor spent eight years at JPMorgan on the FX Derivatives Operations team. This information is as of August 31, 2025.

(a)(2)(i) and (ii) As of June 30, 2025 Mr. E. Herzfeld, and Mr. Paylor were also portfolio managers for approximately 317 other accounts comprising $349 million under management, 5 pooled investment vehicles comprising $476 million under management. The portfolio managers also provide trading advisement models to a single client portfolio having approximately $125 million under advisement pursuant to a model licensing agreement. However, none of these accounts or models are managed with an investment strategy similar to the Fund’s. As of the same date, the Fund had total assets of approximately $45 million.

(a)(2)(iii) Mr. E. Herzfeld serves as a portfolio manager for five (5) pooled investment vehicles which charges fees based on the performance of the accounts, with aggregate assets of $476 million.

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Messrs. T. Herzfeld's, E. Herzfeld's and Paylor’s management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The Investment Manager has adopted procedures overseen by the Chief Compliance Officer ("CCO") of the Investment Manager intended to monitor compliance with the compliance policies of the Investment Manager which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other accounts. The CCO also serves as CCO of the Fund and reports directly to the Board of Directors at least annually.

(a)(3) Messrs. T. Herzfeld, E. Herzfeld, and Paylor receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. T. Herzfeld owns 100% of the voting stock of the Advisor, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Mr. T. Herzfeld, are paid a fixed salary by the Advisor. In addition, the Advisor retains the ability to pay bonuses based on the overall profitability of the Investment Manager, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's pre or after-tax performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4) Range of value of shares of the Fund owned by Mr. T. Herzfeld as of June 30, 2025: over $1,000,000. Range of value of shares of the Fund owned by Mr. E. Herzfeld as of June 30, 2025: over $1,000,000. Range of value of shares of the Fund owned by Mr. Paylor as of June 30, 2025: $100,000-$500,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs*
Month #1 (beginning July 1, 2024 and ending July 31, 2024)	n/a	n/a	n/a	n/a
Month #2 (beginning August 1, 2024 and ending August 31, 2024)	n/a	n/a	n/a	n/a
Month #3 (beginning September 1, 2024 and ending September 30, 2024)	n/a	n/a	n/a	827,416
Month #4 (beginning October 1, 2024 and ending October 31, 2024)	827,416*	$3.23	827,416*	0
Month #5 (beginning November 1, 2024 and ending November 30, 2024)	n/a	n/a	n/a	n/a
Month #6 (beginning December 1, 2024 and ending December 31, 2024)	n/a	n/a	n/a	n/a
Month #7 (beginning January 1, 2025 and ending January 31, 2025)	n/a	n/a	n/a	n/a
Month #8 (beginning February 1, 2025 and ending February 28, 2025)	n/a	n/a	n/a	n/a
Month #9 (beginning March 1, 2025 and ending March 31, 2025)	n/a	n/a	n/a	n/a
Month #10 (beginning April 1, 2025 and ending April 30, 2025)	n/a	n/a	n/a	n/a
Month #11 (beginning May 1, 2025 and ending May 31, 2025)	n/a	n/a	n/a	n/a
Month #12 (beginning June 1, 2025 and ending June 30, 2025)	n/a	n/a	n/a	n/a
Total	827,416	n/a	827,416	827,416

*	The Registrant has adopted a self-tender policy pursuant to which the Registrant has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 5% for the fiscal year just ended.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

(c) Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Herzfeld Credit Income Fund, Inc.

By	/s/ Erik M. Herzfeld

Erik M. Herzfeld

President and Principal Executive Officer

Date: September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Erik M. Herzfeld

Erik M. Herzfeld

President and Principal Executive Officer

Date: September 5, 2025

By	/s/ Zachary P. Richmond

Zachary P. Richmond

Treasurer and Principal Financial Officer

Date: September 5, 2025